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                                                                   Exhibit 10.31

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

         This ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement"), dated as of April 1, 2003, is entered into by and among Hopkins County Coal, LLC, a Delaware limited liability company ("Assignor"), and Warrior Coal, LLC, a Delaware limited liability company ("Assignee"), and SynFuel Solutions Operating LLC, a Delaware limited liability company ("SSO"). Assignor, Assignee and SSO may be referred to herein individually as a "Party", and collectively as the "Parties."

Recitals:

         A. Assignor and SSO are parties to that certain Coal Feedstock Supply Agreement dated October 26, 2001, as previously and further amended (the "Coal Feedstock Supply Agreement"), and all of the Coal Purchase Orders entered into pursuant to the Coal Feedstock Supply Agreement (collectively with the Coal Feedstock Supply Agreement, the "Contracts"), pursuant to which Assignor agreed to sell to SSO, and SSO agreed to purchase from Assignor, certain quantities of Coal.

         B. Assignor desires to assign to Assignee, and Assignee desires to accept and assume from Assignor, all rights and obligations of Assignor arising under the Contracts from and after the Effective Date.

         C. Capitalized terms not otherwise defined in this Agreement are used herein as such terms are defined in the Coal Feedstock Supply Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:

         1. Assignment. Assignor hereby assigns to Assignee, its successors and assigns, all of Assignor's rights, titles and interests under the Contracts and all obligations of Assignor arising therefrom and relating to periods from and after the Effective Date.

         2. Acceptance and Assumption. Assignee hereby accepts the assignment of all of Assignor's rights, titles and interests under the Contracts, agrees to be bound by all of the terms, covenants and conditions thereof, and hereby assumes all of Assignor's obligations arising under the Contracts and relating to periods from and after the Effective Date.

         3. Effectiveness. This Agreement, and the assignment provided for herein, will have effect from and after, and not before, the date on which SSO notifies Assignor and Assignee in writing that the conditions precedent to the commencement of the relocation of the Coal Synfuel Plant to the Warrior Site that are set forth in paragraph 3 of the Letter Agreement dated February 1, 2003 among Assignor, Assignee and SSO have been satisfied or waived by SSO (the "Effective Date").

         4.       Consent. SSO hereby consents to the foregoing assignment.

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         5.       Warranties.

         (a) Each Party hereby represents and warrants to the others that the execution, delivery and performance hereof by it are within its corporate or other organizational powers, and have been duly authorized by all necessary corporate or other organizational action and that this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms (except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles).

         (b) Each Party hereby represents and warrants to the others that neither the execution, delivery and performance of this Agreement, nor the sale, transfer, and assignment of the rights, titles and interests under the Contracts and all obligations of Assignor arising from the Contracts pursuant to this Agreement, will require any consent, approval, authorization or permit of, or filing with or notification to, any person or governmental or regulatory authority.

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         IN WITNESS WHEREOF, each party has caused this Agreement to be executed by its duly authorized representative as of the date first set forth above:

                        ASSIGNOR:

                        HOPKINS COUNTY COAL, LLC

                        By: /s/ Gary J. Rathburn
                             -------------------------------------------------
                        Name: Gary J. Rathburn
                        Title: Senior Vice President - Marketing

                        ASSIGNEE:

                        WARRIOR COAL, LLC

                        By: /s/ Gary J. Rathburn
                            -------------------------------------------------
                        Name: Gary J. Rathburn
                        Title: Senior Vice President - Marketing

                        SYNFUEL SOLUTIONS OPERATING LLC

                         By: SynFuel Solutions LLC,
                             its Managing Member

                             By: SynFuel Solutions Holdings LLC,
                                 its Managing Member

                                 By: /s/ Joseph E. Slamm, III
                                     ----------------------------------------
                                 Name: Joseph E. Slamm, III
                                 Title: Vice President

              Signature Page to Assignment and Assumption Agreement